EXHIBIT 10.6

EXECUTION COPY

AGENCY APPOINTMENT AND ASSUMPTION AGREEMENT

This AGENCY APPOINTMENT AND ASSUMPTION AGREEMENT, dated as of September 13, 2019 (this “Agreement”), is entered into among WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”), in its capacity as Successor Agent (as defined below), PG&E CORPORATION, as borrower (the “Borrower”), and the Lenders signatory hereto, constituting the Required Lenders.

Reference is made to that certain Second Amended and Restated Credit Agreement dated as of April 27, 2015 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among PG&E Corporation, as Borrower, the financial institutions specified therein, as Lenders, the Former Agent (as defined below), Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities LLC, as joint lead arrangers and joint bookrunners, Citibank, N.A. and JPMorgan Chase Bank, N.A., as co-syndication agents, and Wells Fargo Bank, National Association, as documentation agent. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

RECITALS

WHEREAS, on January 29, 2019, Borrower and one of its affiliates filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the U.S. Bankruptcy Court for the Northern District of California, Case No. 19-30088 (collectively, the “Chapter 11 Cases”);

WHEREAS, effective March 18, 2019 (the “Resignation Effective Date”), Bank of America, N.A. (“Bank of America”), in its capacity as the Administrative Agent (the “Former Agent”) resigned as the Administrative Agent in accordance with Section 9.9 of the Credit Agreement;

WHEREAS, the Credit Agreement requires that a successor Administrative Agent be appointed from among the Lenders;

WHEREAS, none of the Lenders is willing to serve as successor Administrative Agent;

WHEREAS, after the Resignation Effective Date, in accordance with Section 9.9 of the Credit Agreement, the Lenders assumed the duties of the Administrative Agent (each, in their respective capacity as the Administrative Agent, the “Interim Lender Agents”);

WHEREAS, the Required Lenders and the Borrower are willing to waive the requirement that the successor Administrative Agent be appointed from among the Lenders;

WHEREAS, the Required Lenders desire to appoint Wilmington Trust to act as the successor Administrative Agent (in such capacity, the “Successor Agent”) under the Credit Agreement and the other Loan Documents;

WHEREAS, the Successor Agent hereby agrees to accept its appointment and to serve as the Administrative Agent; and

WHEREAS, as of the Effective Date (as defined below), and pursuant to the terms of this Agreement and Section 9 of the Credit Agreement, the Interim Lender Agents shall cease to be the Administrative Agent under the Credit Agreement and the other Loan Documents and Successor Agent shall become the Administrative Agent under the Credit Agreement and the other Loan Documents.

NOW, THEREFORE, the parties agree as follows:

1. Limited Waiver. The Required Lenders and the Borrower hereby waive the requirement in the second sentence of Section 9.9(a) of the Credit Agreement that a successor Administrative Agent be appointed from among the Lenders, solely in connection with the appointment of Wilmington Trust hereunder.

2. Appointment. As of the date first written above (the “Effective Date”): (i) the Required Lenders hereby appoint, in accordance with Section 9.9(a) of the Credit Agreement, the Successor Agent as the Administrative Agent under the Credit Agreement and any other Loan Documents; (ii) the Successor Agent hereby accepts its appointment as the Administrative Agent under the Credit Agreement and any other Loan Documents; (iii) the Successor Agent, as the Administrative Agent, shall succeed to, and be vested with, all of the rights, powers, privileges and duties of the Administrative Agent under the Credit Agreement and any other Loan Documents (and each Interim Lender Agent shall automatically cease being the Administrative Agent and shall be discharged from all of its duties and obligations under the Credit Agreement and other Loan Documents); and (iv) the Borrower hereby approves the appointment of the Successor Agent as the Administrative Agent under the Credit Agreement and any other Loan Documents; provided, however, that notwithstanding anything to the contrary contained in Section 9.9(c) of the Credit Agreement, Wilmington Trust shall not succeed to or become vested with any rights, powers, privileges or duties of Bank of America, in its capacity as Swing Line Lender or Issuing Lender.

3. Delineation of Responsibilities. The parties hereto agree that none of the Interim Lender Agents, nor any of their respective Related Parties, shall bear any responsibility or liability for any actions taken or omitted to be taken by the Successor Agent under this Agreement, the Credit Agreement or the Loan Documents or the transactions contemplated thereby whether prior to or after the Effective Date. The parties hereto agree that Wilmington Trust, in its individual capacity and in its capacity as the Successor Agent, shall bear no responsibility or liability for any actions taken or omitted to be taken by any Interim Lender Agent or by the Former Agent under this Agreement, the Credit Agreement, and the other Loan Documents or the transactions contemplated thereby.

4. Covenants/Representations of the Borrower.

(a)  The Borrower represents and warrants that Schedule I hereto sets forth each material Loan Document.
(i) The last interest payment made under the Credit Agreement was on January 16, 2019, in the amount of $1,016,541.67.
(b) The Borrower hereby agrees that, from and after the Effective Date, the Borrower shall send all notices and other written requests under the Loan Documents to the Successor Agent.
(c) The Borrower is authorized to execute this Agreement and perform its obligations hereunder (subject to the Chapter 11 Acknowledgment contained in the Successor Agent Fee Letter (as defined below)).

5. Representations of the Interim Lender Agents. The Interim Lender Agents represent and warrant that Schedule II hereto sets forth a list of the Lenders and their positions as of March 18, 2019, as provided by Bank of America in its capacity as former agent, which represents the Register referenced in the Credit Agreement. Since that date, the Interim Lender Agents have not processed any transactions changing the composition of the Lenders or the size of their positions. The Interim Lender Agents hereby represent and warrant that the Lenders signatory hereto constitute the Required Lenders as of the date hereof and are authorized to execute this Agreement and give full force and effect to the terms hereof.

6. Covenants/Representation of the Successor Agent. The Successor Agent: (i) agrees that it will, independently and without reliance upon the Former Agent or any Interim Lender Agent and based on such documents and information as it shall deem appropriate at the time, make its own decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; and (ii) agrees to be bound by the provisions of the Credit Agreement and the other Loan Documents and will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as the Successor Agent. The Successor Agent represents and warrants that it is duly authorized to execute this

Agreement and to perform its obligations under this Agreement, the Credit Agreement and the other Loan Documents.

7. Miscellaneous.
(a) Conditions to Effectiveness. This Agreement shall be effective as of the Effective Date once the following conditions have been met: (i) the Required Lenders, the Borrower and Wilmington Trust, have delivered executed counterparts of this Agreement; and (ii) the Successor Agent shall have received that certain Agency Fee Letter, dated as of the date hereof (the “Successor Agent Fee Letter”), executed and delivered by a duly authorized officer of the Borrower, which the parties hereto hereby acknowledge and agree shall constitute a fee agreement referenced in Section 2.6(b) of the Credit Agreement for all purposes under the Credit Agreement from and after the date hereof.

(b) Severability. Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c) Continuing Effect; No Other Waivers or Amendments. Except as expressly set forth herein, this Agreement shall not constitute an amendment to or waiver of any provision of the Credit Agreement or the other Loan Documents and shall not be construed as a consent to any action on the part of the Borrower, or any other subsidiary of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or any Lender. This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document. The provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Agreement shall be considered a Loan Document. As of and after the Effective Date, the provisions of this Agreement and, as set forth in Section 9.9(a) of the Credit Agreement, the provisions of Section 9.7 of the Credit Agreement shall in each case inure to the benefit of each Interim Lender Agent as to any actions taken or omitted to be taken while any Interim Lender Agent was or otherwise performed the duties of Administrative Agent under the Credit Agreement and the other Loan Documents, and it is understood and agreed that the Successor Agent: (i) shall have no responsibility or liability whatsoever for any actions taken or failure to take action (including without limitation any matters relating to payments, computations and accruals) for the period prior to the Effective Date; and (ii) from and after the Effective Date, shall receive all of the benefits, indemnifications and exculpations provided for in the Credit Agreement (including without limitation under the provisions of Section 9) that are stated therein to apply to the Administrative Agent.

(d) Privileged Information. It is the intention and understanding of the Successor Agent and the Required Lenders that any exchange of information under this Agreement that is otherwise protected against disclosure by privilege, doctrine or rule of confidentiality (such information, “Privileged Information”), whether before or after the Effective Date: (i) shall not waive any applicable privilege, doctrine or rule of protection from disclosure; (ii) shall not diminish the confidentiality of the Privileged Information; and (iii) shall not be asserted as a waiver of any such privilege, doctrine or rule by any Interim Lender Agent or the Successor Agent.

(e) Disclaimer. EXCEPT AS SET FORTH HEREIN, THE INTERIM LENDER AGENTS HEREBY SPECIFICALLY DISCLAIM ANY AND ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION, (I) THE COLLECTABILITY OF THE LOANS (II) THE CREDITWORTHINESS OF THE BORROWER, AND (III) THE VALIDITY AND ENFORCEABILITY OF, OR NON-EXISTENCE OF OFFSETS OR DEFENSES TO, THE LOAN DOCUMENTS.

(f) Notices. The following address and account details are to be used for purposes of communications to the Successor Agent pursuant to the Credit Agreement or the other Loan Documents:

Wilmington Trust, National Association
50 South Sixth Street, Suite 1290
Minneapolis, MN 55402
Attention: Jeffery Rose
Tel: (612) 217-5630
E-mail: jrose@wilmingtontrust.com

With copies to:

Pillsbury Winthrop Shaw Pittman LLP
Four Embarcadero Center, 22nd Floor
San Francisco, CA 94111-5998
Attention: M. David Minnick
Tel: (415) 983-1351
Fax: (415) 983-1200
Email: dminnick@pillsburylaw.com

Pillsbury Winthrop Shaw Pittman LLP
31 West 52nd Street
New York, NY 10019-6131
Attention: Leo T. Crowley
Tel: (212) 858-1740
Fax: (212) 858-1500
E-mail: leo.crowley@pillsburylaw.com

(g) Counterparts. This Agreement may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Agreement.

(h) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

THE SUCCESSOR AGENT

WILMINGTON TRUST, NATIONAL
ASSOCIATION, as the Successor Agent

By: /s/ JEFFERY ROSE
Name:  Jeffery Rose
Title:  Vice President

THE BORROWER

PG&E CORPORATION, as Borrower

By: /s/ NICHOLAS BIJUR
Name: Nicholas Bijur
Title: Vice President, Treasurer

THE REQUIRED LENDERS

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH

By: /s/ ERIC J. DE SANTIS
Name: Eric J. De Santis
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.

____________________________________
By: /s/ KEVIN NEWMAN
Name: Kevin Newman
Title: Authorized Signatory

MORGAN STANLEY SENIOR
FUNDING, INC.

____________________________________
By: /s/ KEVIN NEWMAN
Name: Kevin Newman
Title: Vice President

MUFG UNION BANK, N.A.
F/K/A UNION BANK, N.A.

By: /s/ JOHN LILLY
Name: John Lilly
Title: Director

BANC OF AMERICA CREDIT
PRODUCTS INC.

____________________________________
By:
Name:
Title:

WELLS FARGO BANK,
NATIONAL ASSOCIATION
F/K/A WELLS FARGO BANK, N.A.

____________________________________
By: /s/ CHRISTINE GARDINER
Name: Christine Gardiner
Title: Director

BARCLAYS BANK plc

____________________________________
By: /s/ KOMAL RAMKIRATH
Name: Komal Ramkirath
Title: Assistant Vice President

AZTEC PARTNERS LLC

____________________________________
By:
Name:
Title:

BNP PARIBAS

____________________________________
By: /s/ DENIS O'MEARA
Name: Denis O’Meara
Title: Managing Director

By: /s/ TED SHEEN
Name: Ted Sheen
Title: Director

CITIBANK, N.A.

____________________________________
By: /s/ BRIAN S. BROYLES
Name: Brian S. Broyles
Title: Attorney-in-Fact

GOLDMAN SACHS BANK USA

____________________________________
By:
Name:
Title:

JP MORGAN CHASE BANK, NATIONAL
ASSOCIATION

____________________________________
By:
Name:
Title:

PALOMINO MASTER LTD.

____________________________________
By:
Name:
Title:

TD BANK, N.A.

____________________________________
By: /s/ VIJAY PRASAD
Name: Vijay Prasad
Title: Sr. Vice President

MIZUHO BANK, LTD.

____________________________________
By: /s/ JOHN DAVIES
Name: John Davies
Title: Authorized Signatory